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EXHIBIT 99.1--Portion of Press Release dated April 10, 2002
-----------------------------------------------------------

Redback Networks Announces First Quarter 2002 Operating Results

SAN JOSE, Calif., April 10, 2002--Redback Networks Inc. today announced results for the quarter ended March 31, 2002. Net revenue for the first quarter of 2002 was $40.6 million, compared to $40.2 million in the prior fiscal quarter and $90.9 million for the same quarter in the prior year.

The GAAP net loss for the quarter ended March 31, 2002 was $0.23 per share compared to a loss of $0.67 in fiscal Q4 2001 and $2.92 in fiscal Q1 2001.

Pro-forma loss for the quarter was $0.19 per share compared to a loss of $0.20 in Q4 2001 and a loss of $0.13 in the first fiscal quarter of 2001. Pro forma results exclude certain impairment charges, restructuring charges, stock and other compensation related charges, amortization of intangibles and other items detailed within the attached tables.

Redback is a U.S. Registered Trademark. Other trademarks, service marks, and trade names belong to their respective owners.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Redback Networks assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These and other risks relating to Redback Networks' business are set forth in the documents filed by Redback Networks with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, and the other reports filed from time to time with the Securities and Exchange Commission.

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                             Redback Networks, Inc.
                Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                  (unaudited)

                                                       Three Months Ended
                                                 March 31,             March 31,
                                                   2002                  2001
                                                ----------            ----------
Net revenue                                     $  40,572             $  90,937
Cost of revenue                                    24,836                77,779
                                                ----------            ----------
Gross margin                                       15,736                13,158
                                                ----------            ----------

Operating expenses:
   Research and development                        22,247                29,711
   Selling, general and administrative             18,544                30,842
   Restructuring charges                               -                 23,250
   Amortization of intangible assets                  984               315,441
   Stock-based compensation                         3,165                17,901
                                                ----------            ----------
      Total operating expenses                     44,940               417,145
                                                ----------            ----------

Loss from operations                              (29,204)             (403,987)

Other income (expense), net                        (5,497)                3,523
                                                ----------            ----------

Net loss                                        $ (34,701)            $(400,464)
                                                ==========            ==========

Basic and diluted net loss per share            $   (0.23)            $   (2.92)
                                                ==========            ==========

Shares used in computing per share data           152,284               137,121
                                                ==========            ==========

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                             Redback Networks, Inc.
            Pro Forma Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                  (unaudited)

                                                       Three Months Ended
                                                 March 31,             March 31,
                                                   2002                  2001
                                                ----------            ----------
Net revenue                                     $  40,572             $  90,937
Cost of revenue                                    23,306                52,301
                                                ----------            ----------
Pro forma gross margin                             17,266                38,636
                                                ----------            ----------

Operating expenses:
   Research and development                        22,247                29,711
   Selling, general and administrative             18,544                30,842
                                                ----------            ----------
      Total operating expenses                     40,791                60,553
                                                ----------            ----------

Pro forma loss from operations                    (23,525)              (21,917)

Other income (expense), net                        (5,497)                3,523
                                                ----------            ----------

Pro forma net loss                              $ (29,022)            $ (18,394)
                                                ==========            ==========

Pro forma net loss per basic and diluted share  $   (0.19)            $   (0.13)
                                                ==========            ==========

Shares used in computing per share data           152,284               137,121
                                                ==========            ==========



These unaudited pro forma condensed consolidated statements of operations exclude the following items required for presentation in accordance with accounting principles generally accepted in the United States, and may not be comparable to pro forma results from other companies.


                                                       Three Months Ended
                                                   2002                  2001
                                                ----------            ----------

    Pro forma net loss                          $ (29,022)            $ (18,394)

    Amortization of intangible assets              (2,514)             (316,919)
    Stock-based compensation                       (3,165)              (17,901)
    Excess and obsolete inventory charge               -                (24,000)
    Restructuring charges                              -                (23,250)
                                                ----------            ----------
    GAAP net loss                               $ (34,701)            $(400,464)
                                                ==========            ==========

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                             Redback Networks, Inc.
                     Condensed Consolidated Balance Sheets
                                 (In thousands)
                                  (unaudited)

                                                 March 31,          December 31,
                                                   2002                2001
                                                ----------         -------------
                   Assets
Assets:
   Cash, cash equivalents and investments(1)    $ 156,001          $    178,820
   Accounts receivable, net                        25,867                34,924
   Inventories                                     53,471                67,954
   Property and equipment, net                     80,811                93,456
   Goodwill and other intangibles                 445,273               447,897
   Other assets                                    43,602                43,296
                                                ----------         -------------
      Total assets                              $ 805,025          $    866,347
                                                ==========         =============


     Liabilities and Stockholders' Equity

Liabilities:
   Accounts payable and accrued liabilities     $ 118,714          $    143,477
   Deferred revenue                                12,544                 9,539
   Other liabilities                               75,351                82,918
   Covertible notes and other borrowings          492,377               492,876

Stockholders' equity                              106,039               137,537
                                                ----------         -------------
   Total liabilities and stockholders' equity   $ 805,025          $    866,347
                                                ==========         =============



(1) Cash, cash equivalents, and investments include restricted amounts totaling $37 million and $44 million as of March 31, 2002 and December 31, 2001, respectively, associated with a line of credit and commercial letters of credit.